Exhibit 99-1




                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

   Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)


     The undersigned executive officer of WVS Financial Corp. (the "Registrant") hereby certifies that the Registrant's Quarterly Report on Form 10-Q for the quarter ended December 31, 2002 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.




                                                  /s/ David J. Bursic
                                                  ------------------------------
                                                  David J. Bursic
                                                  President and
                                                  Chief Executive Officer


Date:  February 13, 2003



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